UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED):
June 18, 2008
IOMAI CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-51709	52-2049149
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification number)
20 FIRSTFIELD ROAD
GAITHERSBURG, MD 20878
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:
(301) 556-4500
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On June 16, 2008, Iomai Corporation (“Iomai”) received notice that the Committee on Foreign Investment in the United States (“CFIUS”) of the U.S. Department of the Treasury had reviewed a joint voluntary notice delivered to it by Iomai and Intercell AG (“Intercell”) relating to the proposed acquisition (the “Acquisition”) of Iomai by Intercell, and that CFIUS had determined that there were no unresolved national security concerns, thereby concluding action under Section 721 of the U.S. Defense Production Act of 1950, as amended (commonly referred to as “Exon-Florio”). As previously announced, Iomai and Intercell have entered into an Agreement and Plan of Merger (the “Merger Agreement”) whereby Iomai has agreed to be acquired by Intercell subject to the terms and conditions of the Merger Agreement. The Acquisition still requires the approval of Iomai stockholders and is subject to other closing conditions.
Important Additional Information Regarding the Transaction
In connection with the proposed transaction, Iomai Corporation filed a preliminary proxy statement on May 14, 2008 and a revised preliminary proxy statement on June 17, 2008 for its stockholders with the Securities and Exchange Commission (SEC). Iomai Corporation will be filing a definitive proxy statement for its stockholders and other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, IOMAI STOCKHOLDERS AND INVESTORS ARE URGED TO CAREFULLY READ THE PRELIMINARY PROXY STATEMENT AND, WHEN IT BECOMES AVAILABLE, THE DEFINITIVE PROXY STATEMENT AS WELL AS ANY OTHER RELEVANT MATERIALS, IN THEIR ENTIRETY BECAUSE THE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND IOMAI. Investors and stockholders may obtain copies of the proxy statements and other relevant documents filed with the SEC by Iomai free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders may obtain copies of the proxy statements and other relevant documents filed with the SEC by Iomai free of charge (when they are available) by going to Iomai’s Investor Relations page on its corporate website at www.iomai.com.
Iomai and its directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies from Iomai’s stockholders with respect to the proposed transaction. Information regarding the interests of such potential participants in the proxy solicitation are contained in the preliminary proxy statement and will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IOMAI CORPORATION
Date: June 18, 2008	By:	/s/ Russell P. Wilson
		Name:	Russell P. Wilson
		Title:	Chief Financial Officer